UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

CARREKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4055 Valley View Lane

Dallas, Texas

75244

(Address of principal executive offices)		(Zip Code)

(972) 458-1981

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of

                                Principal Officers

On December 15, 2004, Michael J. Inman was elected an Officer of the Company by the Board of Directors.  Mr. Inman has been with the Company since 1995 and was promoted to his current role of Executive Vice President of Relationship Management in October 2004.  There are no related party transactions between Mr. Inman and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date:	December 16, 2004	By:	/s/ Tod V. Mongan
Senior Vice President, General Counsel and Secretary